Guidance ï Vision ï Experience	American Beacon Small Cap Value Fund	Ticker Symbol: AMR: AASVX

SUMMARY PROSPECTUS	MARCH 1, 2010 (Supplemented December 1, 2010)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2010, as most recently supplemented December 1, 2010, and the financial statements included in the
Fund’s most recent report to shareholders, dated October 31, 2009 and April 30, 2010, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Share class
AMR
Management fees	0.46%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.13%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expense[1]	0.60%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$61	$192	$335	$750

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $3 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.. The Fund’s assets are currently allocated among five investment sub-advisors.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

►	above-average earnings growth potential,

►	below-average price to earnings ratio, and

►	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Russell 2000 Index is a registered trademark of Frank Russell Company.

Principal Risks

Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual

Summary Prospectus ï March 1, 2010	American Beacon Small Cap Value Fund

companies, as well as general market, regulatory, political and economic conditions.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/00 through 12/31/09)	24.93% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/00 through 12/31/09)	-25.60% (4th Quarter 2008)

	Average Annual Total Returns
	For The Periods Ended December 31, 2009
AMR	1 Year	5 Years	10 Years
Return Before Taxes	35.82%	1.17%	11.10%

Indexes (reflects no deduction for
fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000® Value Index	20.57%	-0.01%	8.27%
Lipper Small-Cap Value Funds Index	33.00%	1.42%	8.72%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among six investment sub-advisors:

►	Barrow, Hanley, Mewhinney & Strauss, LLC (Since September 2003)

►	Brandywine Global Investment Management, LLC (Since December 1998)

►	Dreman Value Management, LLC (Since July 2010)

►	Hotchkis and Wiley Capital Management, LLC (Since December 1998)

►	Opus Capital Group, LLC (Since January 2005)

►	The Boston Company Asset Management, LLC (Since September 2004)

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Senior Portfolio Manager, Asset Management	Since 1998

Summary Prospectus ï March 1, 2010	American Beacon Small Cap Value Fund

Barrow, Hanley, Mewhinney & Strauss, LLC

James S. McClure Portfolio Manager	Since 2003
John P. Harloe Portfolio Manager	Since 2003

Brandywine Global Investment Management, LLC

Henry F. Otto Managing Director	Since 1998
Steven M. Tonkovich Managing Director	Since 1998

Dreman Value Management, LLC

David N. Dreman Chairman and Chief Investment Officer	Since 2010
E. Clifton Hoover Co-Chief Investment Officer	Since 2010
Mark Roach Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC

David Green, Principal, Portfolio Manager	Since Fund Inception
Jim Miles, Principal, Portfolio Manager	Since Fund Inception

Opus Capital Group, LLC

Len A. Haussler, President, Portfolio Manager	Since 2005
Kevin P. Whelan, VP, Portfolio Manager	Since 2005
Jonathan M. Detter, Portfolio Manager	Since 2005

The Boston Company Asset Management, LLC

Joseph M. Corrado, Senior Vice President	Since 2004
Stephanie K. Brandaleone, Vice President	Since 2004
Edward R. Walter, Vice President	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Summary Prospectus ï March 1, 2010	American Beacon Small Cap Value Fund

Summary Prospectus ï March 1, 2010	American Beacon Small Cap Value Fund